UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) July 31, 2007

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
111 West Michigan Street, Milwaukee, WI 53203
(Address of Principal Executive Offices) (Zip Code)
414-908-8800
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On July 31, 2007, Assisted Living Concepts, Inc. issued a press release announcing its results of operations and financial condition for its second quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibit is being furnished herewith:
99.1	Press Release of Assisted Living Concepts, Inc. dated July 31, 2007 announcing the results of operations and financial condition for its second quarter ended June 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: August 1, 2007

By:	/s/ John Buono
John Buono
Senior Vice President,
Chief Financial Officer & Treasurer